UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 8, 2005

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1410 Millwood Road
McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure (Pursuant to Item 2.02. “Results of Operations and Financial Condition”).
SIGNATURE

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure (Pursuant to Item 2.02. “Results of Operations and Financial Condition”).

     The following information, intended to be furnished under Item 2.02, “Results of Operations and Financial Condition,” is instead furnished under Item 7, “Regulation FD Disclosure.”

     On February 8, 2005, Encore Wire Corporation (“the Company”) issued a press release (“the Earnings Release”) describing selected financial results of the Company for the fourth quarter of 2004. A copy of the February 8, 2005 Earnings Release was furnished as Exhibit 99.1 to the Company’s Report on Form 8-K (the “Original Form 8-K”) which was filed with the Securities and Exchange Commission on February 8, 2005.

     During its conference call with analysts and shareholders held on February 9, 2005, the Company disclosed certain non-GAAP financial information related to the Company’s operations for the year ended December 31, 2004. The following non-GAAP financial information was disclosed:

•	“Our EBITDA for 2004 was 66.3 million dollars, an increase of 77% over the 37.5 million dollars in 2003.”

     The Company is filing this Amendment to the original Form 8-K to reconcile EBITDA (the non-GAAP financial information disclosed) with net income. EBITDA as presented is calculated as follows:

	2004	2003

Net Income	$33,360,037	$14,375,665
Add:
Income Tax Expense	$18,444,121	$8,086,600
Interest Expense	$2,856,718	$2,423,230
Depreciation and Amortization	$11,626,004	$12,630,221

EBITDA	$66,286,880	$37,515,716

     EBITDA is defined as net income before interest, income taxes, depreciation and amortization. EBITDA was presented because it is a required component of financial ratios reported by the Company to the Company’s banks, and is also frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results to compare to the performance of other companies who also publicize this information. Financial analysts frequently ask for EBITDA when it has not been presented. EBITDA is not a measurement of financial performance under GAAP and should not be considered an alternative to net income as an indicator of the Company’s operating performance or any other measure of performance derived in accordance with GAAP.

     A tape of Wednesday’s conference call will be available through March 30th by calling 866-206-0194, conference reference 150619.

     Limitation on Incorporation by Reference:

     The information in this report, including exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: February 10, 2005	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance,
Chief Financial Officer, Treasurer and Secretary